UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2004

AMERCO

(Exact Name of Registrant as Specified in Charter)

Nevada	1-11255	88-0106815

(State or Other Jurisdiction	Commission	IRS Employer
of Incorporation)	File Number	Identification No.

1325 Airmotive Way, Ste. 100, Reno, Nevada 89502-3239

(Address of Principal Executive Offices)(Zip Code)

(775) 688-6300

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.
ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-4.3
EX-4.4
EX-4.5
EX-4.6
EX-4.7
EX-4.8
EX-4.9
EX-4.10

ITEM 3.	BANKRUPTCY OR RECEIVERSHIP.

Emergence From Chapter 11 Restructuring

On June 20, 2003, AMERCO filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, District of Nevada (Case No. 0352103). Amerco Real Estate Company also filed a voluntary petition for relief under Chapter 11 on August 13, 2003. AMERCO’s other subsidiaries were not included in either of the filings. The Chapter 11 filing was undertaken to facilitate a restructuring of AMERCO’s debt in response to liquidity issues, which developed in the second half of 2002.

On March 15, 2004, we emerged from Chapter 11 with full payment to our creditors and with no dilution to our stockholders. Following is a summary of the highlights of our completed plan of reorganization and new financial structure.

Exit Financing Facility

We entered into a new $550 million credit facility with a banking syndicate led and arranged by Wells Fargo Foothill, a part of Wells Fargo & Company (the “Exit Financing Facility”). The Exit Financing Facility consists of two components, a $200,000,000 revolving credit facility (including a $50,000,000 letter of credit sub-facility) and a $350,000,000 amortizing term loan. The proceeds we received from the Exit Financing Facility were used primarily to satisfy the claims of the creditors in our Chapter 11 proceeding and pay related fees and expenses incurred in connection therewith. The Exit Financing Facility is attached as Exhibit 4.1.

The $350,000,000 amortizing term loan calls for monthly principal payments of $291,667 and monthly interest payments with the balance due on maturity in 2009. Advances under the revolving credit facility are based on a borrowing base formula which is based on a percentage of the value of our eligible real estate and rental vehicles. The Exit Financing Facility is secured by a first priority position in substantially all of the assets of AMERCO and its subsidiaries, except for our notes receivable from SAC Holdings, real estate subject to synthetic leases, certain real property held for sale on the date of our emergence from bankruptcy and the capital stock of our insurance subsidiaries.

9.0% Second Lien Senior Secured Notes

On March 15, 2004, AMERCO issued $200,000,000 aggregate principal amount of 9.0% Second Lien Senior Secured Notes due 2009 (the “Term B Notes”). Our creditors in the Chapter 11 proceedings received $120,000,000 of the Term B Notes and other investors purchased $80,000,000 of such notes. These notes represent our senior secured obligations and rank pari passu in right of payment to all other indebtedness of AMERCO, including our obligations under the Exit Financing Facility. These notes are secured by a second priority position in the same collateral which secures our obligations under the Exit Financing Facility. The Indenture for the Term B Notes is attached as Exhibit 4.2.

New AMERCO Notes

On March 15, 2004, AMERCO issued 12% senior subordinated notes due 2011 in the aggregate principal amount of $148,646,137 (the “New AMERCO Notes”) to our unsecured creditors in the Chapter 11 proceeding. No principal payments are due on the New AMERCO Notes until maturity. These notes, which are subordinated to all of AMERCO’s senior indebtedness (including the Exit Financing Facility and the Term B Notes) are secured by certain assets of AMERCO, including the capital stock of our life insurance subsidiary (Oxford Life Insurance Company), real property that is under contract for sale on March 15, 2004, and payments from notes receivable from SAC Holdings having an aggregate outstanding principal balance at March 15, 2004 of approximately $203.8 million. The Indenture for the New AMERCO Notes is attached as Exhibit 4.7.

New SAC Holdings Notes

In connection with AMERCO’s Chapter 11 bankruptcy restructuring, SAC Holdings agreed to issue to creditors in our Chapter 11 proceeding 8.5% senior notes due 2014 in aggregate principal amount of $200,000,000 (the “New SAC Holdings Notes”). The issuance of these notes by SAC Holdings was part of an agreed upon set of transactions in connection with our bankruptcy reorganization plan which had the effect of eliminating $200,000,000 of notes receivable from SAC Holdings that were previously held by AMERCO. The Indenture for the New SAC Holdings Notes is attached as Exhibit 4.8.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

	2.1	Amended Joint Plan of Reorganization of AMERCO and Amerco Real Estate Company (1)

	2.2	Disclosure Statement Concerning the Debtors’ First Amended Joint Plan of Reorganization (1)

	4.1	Loan and Security Agreement among AMERCO and Wells Fargo Foothill, Inc. dated March 1, 2004

	4.2	Indenture, dated as of March 1, 2004, among AMERCO, the subsidiary guarantors listed therein, and Wells Fargo Bank, N.A.

	4.3	Purchase Agreement dated as of March 1, 2004 among AMERCO and the Initial Purchasers of the Term B Notes

	4.4	Notation of Guaranty dated March 15, 2004 for the Term B Notes

4.5	Registration Rights Agreement, dated as of March 15, 2004 among AMERCO and the Initial Purchasers of the Term B Notes

4.6	Form of Global Note dated March 15, 2004 for the Term B Notes

4.7	Indenture, dated as of March 15, 2004 among AMERCO, the subsidiary guarantors listed therein, and The Bank of New York

4.8	Indenture dated March 15, 2004 among SAC Holding Corporation and SAC Holding II Corporation and Law Debenture Trust Company of New York

4.9	SAC Participation and Subordination Agreement, dated as of March 15, 2004 among SAC Holding Corporation, SAC Holding II Corporation, AMERCO, U-Haul International, Inc., and Law Debenture Trust Company of New York

4.10	Intercreditor Agreement, dated as of March 1, 2004, between Wells Fargo Bank, N.A. and Wells Fargo Foothill, Inc.

(1)	Incorporated by reference to AMERCO’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2003, file no. 1-11255.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated: March 25, 2004

AMERCO
/s/ Gary V. Klinefelter
Gary V. Klinefelter, Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amended Joint Plan of Reorganization of AMERCO and Amerco Real Estate Company (1)

2.2	Disclosure Statement Concerning the Debtors’ First Amended Joint Plan of Reorganization (1)

4.1	Loan and Security Agreement among AMERCO and Wells Fargo Foothill, Inc. dated March 1, 2004

4.2	Indenture, dated as of March 1, 2004, among AMERCO, the subsidiary guarantors listed therein, and Wells Fargo Bank, N.A.

4.3	Purchase Agreement dated as of March 1, 2004 among AMERCO and the Initial Purchasers of the Term B Notes

4.4	Notation of Guaranty dated March 15, 2004 for the Term B Notes

4.5	Registration Rights Agreement, dated as of March 15, 2004 among AMERCO and the Initial Purchasers of the Term B Notes

4.6	Form of Global Note dated March 15, 2004 for the Term B Notes

4.7	Indenture, dated as of March 15, 2004 among AMERCO, the subsidiary guarantors listed therein, and The Bank of New York

4.8	Indenture dated March 15, 2004 among SAC Holding Corporation and SAC Holding II Corporation and Law Debenture Trust Company of New York

4.9	SAC Participation and Subordination Agreement, dated as of March 15, 2004 among SAC Holding Corporation, SAC Holding II Corporation, AMERCO, U-Haul International, Inc., and Law Debenture Trust Company of New York

4.10	Intercreditor Agreement, dated as of March 1, 2004, between Wells Fargo Bank, N.A. and Wells Fargo Foothill, Inc.

(1)	Incorporated by reference to AMERCO’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2003, file no. 1-11255.